SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)
                                                --------------------------------

Murphy Oil Corporation
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               (Exact Name of Registrant as Specified in Charter)

Delaware                             File No.               71-0361522
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(State or Other Jurisdiction        (Commission            (IRS Employer
     of Incorporation)              File Number          Identification No.)


200 Peach Street, P.O. Box 7000 El Dorado, Arkansas                   71731-7000
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code    (870) 862-6411
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          (Former Name or Former Address, if Changed Since Last Report)


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     ITEM 5.  OTHER EVENTS

     Exhibits are filed herewith in connection with the announcement by Murphy Oil Corporation (the "Company") of the Company's earnings and certain other financial information for the three-month period ended March 31, 1999.

     Exhibits are filed herewith in connection with the issuance by the Company of $250,000,000 aggregate principal amount of the Company's [__]% Notes due 2029 pursuant to the Company's Registration Statement on Form S-3 (File No. 33-55161).

     ITEM 7.  EXHIBITS

Exhibit 1.1 -- Form of Underwriting Agreement among the Company,
Salomon Smith Barney Inc, Chase Securities Inc., Goldman, Sachs & Co. NationsBanc Montgomery Securities LLC and Warburg Dillon Read LLC, as the underwriters.

Exhibit 4.1 -- Form of Indenture between the Company and SunTrust Bank, Nashville, N.A., as Trustee (the "Trustee"), as amended by the Supplemental Indenture.

Exhibit 4.2 -- Form of Supplemental Indenture between the Company and the
Trustee.

Exhibit 15.1 -- News Release dated April 21, 1999 by the Company announcing the Company's earnings and certain other financial information for the three-month period ended March 31, 1999.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Murphy Oil Corporation



                                        By: /s/ Walter K. Compton
                                            --------------------------
                                            Walter K. Compton
                                            Secretary


Date: April 29, 1999